                                                                    Exhibit 10.7

                                   SUBLEASE

     This sublease (the "Sublease") is made as of July 1, 1998 by and between MultiGen Inc. of California ("Sublessor") and Cybersource of California ("Sublessee") with reference to the following:

     A. Sublessor has entered into a Standard Office Lease (the "Master Lease") dated March 31, 1995, as amended by a First Amendment dated June 19, 1997 with California State Automobile Association Inter-Insurance Bureau (the "Master Lessor"), and copy of which is attached hereto, for approximately 22,608 rentable square feet, (the "Premises").

     B. Sublessor and Sublessee wish to enter into this Sublease pursuant to which Sublessor shall sublease to Sublessee a portion of the Premises consisting of approximately 3,068 square feet and referred to as Suite 406 and 410 (the "Subleased Premises").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized Terms. All capitalized terms used herein that are not
        -----------------
otherwise defined shall have the definitions set forth in the Master Lease.

     2. Subleased Premises. Sublessee desires to sublet the Subleased Premises
        ------------------
from Sublessor and Sublessor desires to sublet the Subleased Premises to Sublessee subject to the terms, provisions and conditions of this Sublease. For purposes of this Sublease, the "Subleased Premises" shall mean and refer to the portion of the Premises indicated on the copy of the space plan attached hereto as Exhibit A (the "Space Plan").

     3. Term. The "Sublease Term" shall commence on July 13, 1998 ("Commencement
        ----
Date") and shall end on September 4, 2000 (the "Term").

     4. Use. The Subleased Premises shall be occupied only for general office
        ---
uses and for no other purpose.

     5. Condition of Premises. Sublessee accepts the Subleased Premises in "as
        ---------------------
is" condition.

     6. Subrent. Sublessee shall pay to Sublessor, as base rent for the
        -------
Subleased Premises per month (the "Subrent") the following:

                Period                       Monthly Subrent
                ------                       ----------------
          6/15/98 to 12/15/98                $2.70 per sq. ft.
          12/16/98 to 12/15/99               $2.90 per sq. ft.
          12/16/99 to 9/4/00                 $2.90 per sq. ft.

     Sublessee shall pay the Subrent in monthly installments commencing on the Commencement Date, except that the amount due for July, 1998 will be paid upon execution of this Sublease. The Subrent payable for any portion of a calendar month shall be a pro rata portion of the Subrent payable for a full calendar month.

     7.  Direct Expenses and Tax Adjustment. Sublessee shall also pay to
         ----------------------------------
Sublessor, as additional rent, sublessee's share of the Excess Operating Expenses, (approximately 3.2% of building premises) as defined in master lease. The additional rent will be payable as and when "Tenant's Share of Excess Operating Expenses" under the Master Lease are payable by Sublessor to Master Lessor. If the Master Lease provides for payment by Sublessor of "Tenant's Share of Excess Operating Expenses" on the basis of an estimate, then as and when adjustments between the estimated and actual "Tenant's Share of Excess Operating Expenses" are made under the Master Lease, the obligations of Sublessor and Sublessee will be adjusted in the same manner. If the adjustment occurs after the expiration or earlier termination of the Term, the obligations of Sublessor and Sublessee under this paragraph will survive said expiration or termination. Sublessor will furnish Sublessee with copies of all statements submitted by Master Lessor of the actual or estimated "Tenant's Share of Excess Operating Expenses" during the Term of Agreement.

     8.  Security Deposit. Upon Sublessee's execution of this Sublease,
         ----------------
Sublessee shall pay to Sublessor a security deposit in the amount of $8,897.20. The security deposit is not to be applied to the last months' rent, but shall be retained by Sublessor to guarantee Sublessee's performance of this Sublease and return to Sublessee within thirty (30) days after expiration or other termination of this Sublease, provided that Sublessee has complied with the terms of this Sublease.

     9.  Additional Services.  If after hours HVAC is requested by Sublessee,
         -------------------
Sublessee shall pay to Sublessor, as additional rent, all amounts for after-hours HVAC payable by Sublessor under the Master Lease and attributable to the Sublease Premises.

     10. Payment. Sublessee shall pay the Subrent the first day of each
         -------
calendar month. When Sublessor is billed for additional services pursuant to the Master Lease, Sublessor shall submit a written statement to Sublessee setting forth Sublessee's Additional HVAC, showing the calculations. Sublessee shall pay said amount within fifteen (15) days after Sublessee's receipt of the statement. All such amounts shall be sent to MultiGen Inc. Attention Accounts Receivables, 550 S. Winchester Blvd., Suite 500, San Jose, CA 95128 or such other address as designated by Sublessor in writing. Upon reasonable prior written request, and as permitted by law and the Master Lease, information relating to the Additional HVAC that is within Sublessor's control shall be made available to Sublessee for inspection during regular business hours at the place where said information is maintained by Sublessor.

     11. Indemnity.  Sublessee agrees to protect, defend, indemnify, and hold
         ---------
Sublessor harmless from and against any and all liabilities, claims, expenses, losses and damages (including reasonable attorney fees and costs), that may at any time be asserted against Sublessee by (a) the Master Lessor for failure of Sublessee to perform any of the covenants, agreements, terms, provisions, or conditions contained in the Master Lease that Sublessee is obligated to perform under the provisions of this Sublease; or (b) any person as a result of Sublessee's use or occupancy of the Premises, except to the extent any of the foregoing is caused by the gross negligence or willful misconduct of Sublessor. The provisions of the Section 12 shall survive the expiration or earlier termination of the Master Lease or this Sublease.

     12.  Insurance. Sublessee shall maintain adequate liability, personal
          ---------
property damage and business interruption insurance coverage as may be necessary to protect itself and the contents of the Premises, but in no event in an amount less than $1,000,000.00 single limit for liability insurance and property damage. Sublessee shall provide Sublessor with a certificate or other evidence of insurance showing such coverage in effect at all times during the term of this Lease and naming Sublessor and Master Lessor as additional insureds with a thirty (30) day prior cancellation notice. Upon request, Sublessee shall provide Sublessor with a complete copy of any such policy.

     Sublessor will maintain adequate fire insurance to cover its personal property located in the Premises. So long as their respective insurers so permit, Sublessee and Sublessor hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective party. Each party shall obtain any special endorsement, if required, to evidence compliance with this waiver.

     13.  Sublessor's Duties.  Sublessor does not assume the obligations of the
          ------------------
Master Lessor under the Master Lease, but shall exercise due diligence in attempting to cause the Master Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. Sublessor shall use reasonable efforts to perform the obligations applicable to the "Lessee" under the Master Lease. Sublessor shall provide Sublessee with copies of all written notices received by Sublessor from Master Lessor, within a reasonable time of receipt. Sublessor shall seek to obtain the consent of Master Lessor on this Sublease Agreement. This Sublease shall not become effective until such consent has been obtained and if said consent has not been obtained by July 30, 1998, Sublessee shall have the right to terminate this Sublease, in which event any payments received by Sublessor shall be promptly refunded.

     14.  Covenant of Quiet Enjoyment. Sublessor represents that the Master
          ---------------------------
Lease is in full force and effect and that there are no defaults on Sublessor's part under it as of the Commencement Date of the Sublease Term. Subject to this Sublease terminating as a result of the termination of the Master Lease, Sublessor represents that, if Sublessee performs all of the provisions in this Sublease to be performed by Sublessee, Sublessee shall have and enjoy throughout the Sublease Term the quiet and undisturbed possession of the Subleased Premises.

     15.  Assignment and Subletting.  Sublessee will not assign this Sublease or
          -------------------------
further sublet all or any part of the Subleased Premises without Sublessor's prior written consent, which shall not be unreasonably withheld, and Master Lessor's prior written consent. Sublessor shall request Master Lessor's consent, but shall not be held liable for Master Lessor's failure or refusal to consent to any assignment or sublet.

     16.  Master Lease.  A copy of the Master Lease is attached as Exhibit B and
          ------------
incorporated into this Sublease. Sublessee acknowledges having received a copy of, and reviewed, the Master Lease. In the event of any conflict between the Master Lease and this Sublease, the terms of this Sublease shall govern as between Sublessor and Sublessee. Except as specifically provided herein, this Sublease is subject to all of the terms, provisions and conditions of the Master Lease and Sublessee shall not permit any act or omission to act that will violate any of the provisions of the Master Lease, Sublessee assumes and agrees to perform Sublessor's duties under the Master Lease during the Term to the extent that these obligations are applicable to Sublessee and the Subleased Premises. If the Master Lease terminates for any reason, this Sublease shall terminate effective as of the termination of the Master Lease and the parties shall be relieved from all liabilities and obligations under this Sublease; except that, if this Sublease terminates as a result of a default of one of the parties under this Sublease or the Master Lease, or both, the defaulting party shall be liable to the nondefaulting party for all damage suffered by the non-defaulting party as a result of termination.

     17.  Notices. All notices and demands which may or are required to be given
          -------
by either party to the other hereunder shall be in writing and shall be deemed to have been fully given (a) three (3) business days after deposit in the United States mail, certified or registered, postage prepaid, or (b) one (1) business day after delivered to a reputable and reliable overnight courier, and, in either event, addressed to the other party at the address set forth on the signature page to this Agreement, or to such other place as one party may from time to time designate in a notice to the other party. Sublessor shall also send copies of all notices of default given to the Sublessee under this Sublease to Master Lessor.

     18.  Brokers. Sublessor and Sublessee each warrants that it has not dealt
          -------
with any real estate broker in connection with this transaction.

     19.  Attorney Fees.  If any action at law or in equity is brought by either
          -------------
party arising under or related to this Sublease, the prevailing party shall be entitled to recover from the other party the full amount of its reasonable attorneys' fees and costs.

     IN WITNESS WHEREOF, the parties have entered into this Sublease as of the date above written.

Sublessor                                Sublessee

By:                                      By:
    ------------------------------           -------------------------------
Title:                                   Title:
       ---------------------------               ---------------------------

Address for Notice:                      Address for Notice:
550 S. Winchester Blvd., Suite 500       550 S. Winchester Blvd., Suite 301
San Jose, CA  95128                      San Jose, CA  95128

Master Lessor

By:
    -------------------------------
Title:
       ----------------------------

Address for Notice:
100 Van Ness Avenue
Real Estate & Facilities - 11th Floor
San Francisco, CA  94102

                                   Exhibit B

                                 Century Plaza

                            550 S. Winchester Blvd.

                              San Jose, California

                             STANDARD OFFICE LEASE

               Landlord:  California State Automobile Association
                             Inter-Insurance Bureau

                            Tenant:  MULTIGEN, INC.

                            BASIC LEASE INFORMATION
                                  OFFICE LEASE

                            550 S. Winchester Blvd.
                              San Jose, California

Lease Date:                        March 31, 1995

Landlord:                          California State Automobile Association
                                   Inter-Insurance Bureau, an inter-insurance exchange

Landlord's Address:                Real Estate Services
                                   100 Van Ness Avenue, 11th Floor
                                   San Francisco, California  94102

                                   Send rental payments to:
                                   Accounting
                                   100 Van Ness Avenue
                                   San Francisco, CA  94102

Tenant:                            MultiGen, Inc., a California corporation

Tenant's Address                   550 S. Winchester Blvd.
                                   Suite 500
                                   San Jose, CA  95128
                                   Attn:  ___________________

Total Rentable Area of Building    95,762 square feet

Premises:                          5th Floor

Rentable Area of the Premises:     17,250 rentable square feet

Permitted Uses:                    general administrative offices of the Tenant,
                                   including without limitation, software and computer
                                   electronic development and sales and any other
                                   legally permitted uses compatible with the Building

Term:                              Sixty-three (63) months from Commencement Date

Scheduled Term
Commencement Date:                 May 1, 1995

Monthly Base Rent:                 For months 1 through 3:  $ -0-
                                   For months 4 through 36:  $31,050.00.
                                   ($1.80/rentable square foot)
                                   For months 37 through 63:  $33,637.50
                                   ($1.95/rentable square foot)

Security Deposit:                  $33,637.50

Tenant's Share of Excess
Operating Expenses:                18.01% (based on 17,250 r.s.f.)

Base Year:                         1995, adjusted to reflect a minimum of 95% occupancy

Option to Extend:                  One (1) three (3)-year option, as per Section 3.02

Broker:                            Cornish & Carey, Landlord's broker Colliers Parrish
                                   International, Inc., Tenant's broker

Brokers' Fee or Commission, if
 any, paid by:                     Landlord.  Brokers will split the fee 50/50.

Parking Rights:                    four (4) spaces in Parking Lot per 1,000 r.s.f.

     The foregoing Basic Lease Information is hereby incorporated into and made a part of this Lease. Each reference in this Lease to any of the term above shall mean the respective information hereinabove set forth and shall be construed to incorporate all of the terms provided under the particular paragraph pertaining to such information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

"Landlord"                                            "Tenant"

CALIFORNIA STATE AUTOMOBILE ASSOCIATION               MULTIGEN, INC., a California corporation
 INTER-INSURANCE BUREAU, an inter-insurance
 exchange
By:                                                   By:
    ---------------------------------------               ---------------------------------------
Its:                                                  Its:
    ---------------------------------------               ---------------------------------------
By:                                                   By:
    ---------------------------------------               ---------------------------------------
Its:                                                  Its:
    ---------------------------------------               ---------------------------------------

                             STANDARD OFFICE LEASE

     THIS LEASE ("Lease"), dated as of the Lease Date, by and between Landlord and Tenant of space at the Building located on that certain real property ("Property") described more particularly on the Legal Description attached hereto as Exhibit A, shall be upon the terms and conditions contained
          ---------
hereinafter.

1.  PREMISES

    1.01  Premises. Landlord leases to Tenant, subject to the provisions of this
          --------
Lease, the Premises the usable space of which is shown on the Building Floor Plan, attached hereto as Exhibit B. By entering and taking possession of the
                         ---------
Premises, Tenant shall be deemed to accept the same in their condition existing as of the Commencement Date and subject to all applicable municipal county, state and federal statutes, laws, ordinances, including zoning ordinances, and regulations governing and relating to the use, occupancy or possession of the Premises. Tenant acknowledges that the only warranties an representations Landlord has made in connection with the physical condition of the Premises or Tenant's use of the same upon which Tenant has relied directly or indirectly for any purpose are those expressly provided in this Lease.

     1.02  Exhibits. The following Exhibits are attached to this Lease after the
           --------
signatures and by reference thereto are incorporated herein:

          Exhibit A  Legal Description
          Exhibit B  Building Floor Plan
          Exhibit C  Tenant Improvements
          Exhibit D  Rules and Regulations

     1.03  Common Areas.  Tenant shall have, as appurtenant to the Premises and
           ------------
subject to reasonable rules and regulations from time to time made by Landlord of which Tenant is given notice, the right to the use of the following in common:
           (a)  Building Common Area. The common stairways and accessways,
                --------------------
lobbies, entrances, stairs, elevators and any passageways thereto, and the common pipes, ducts, conduits, wires and appurtenant equipment serving the Premises;

           (b)  Land Common Area. The common walkways, sidewalk parking spaces
                ----------------
and driveways necessary for access to the Building and parking spaces; and

           (c)  Parking Lot. The common Parking Lot ("Parking Lot") appurtenant
                -----------
to the Building. Tenant shall have the right to use the number of parking spaces set forth in the Basic Lease Information in the Parking Lot during the Term.

     1.04  Landlord's Reserved Rights in Common Areas. Landlord reserves the
           ------------------------------------------
right from time to time to do any and all of the following, provided that doing so will not unreasonably interfere with Tenant's use of the Premises:

           (a)  Building Changes. To install, use, maintain, repair and replace
                ----------------
pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are so located or located elsewhere outside the Premises;

           (b)  Boundary Changes. To change the boundaries of the Property and
                ----------------
to redesign and restripe the Parking Lot and make other reasonable changes and grant other rights thereto including, without limitation, the granting of easements, rights of way and rights of ingress and egress and similar rights over, across and upon the Property. Tenant shall execute, acknowledge and deliver to Landlord any documents which Landlord determines are necessary to effectuate the purposes of this Article within five (5) days after written request by Landlord;

           (c)  Facility Changes. To alter or relocate any other common areas or
                ----------------
facility;

           (d)  Parking. To grant exclusive use a to portions of the Parking Lot
                -------
to tenants; and

           (e)  Name Change.  To change the name of the Building.
                -----------

     1.05  Rentable Area. As used in this Lease, the rentable area of space
           -------------
within the Premises shall be determined applying the Building Owners and Managers Association ("BOMA") American National Standard (Reprinted May, 1981).

     1.06  Right to Negotiate for Additional Space.  Tenant shall have the first
           ---------------------------------------
right to negotiate on space that becomes available on the fourth or sixth floor of the Building at the time it first becomes available for lease to third parties. Landlord will give tenant written notice of the availability of the space and Tenant will indicate in writing its intention to lease such space within thirty (30) days of such notice from Landlord. If Tenant does not so indicate its intention within thirty (30) days, Landlord may lease or use the space in its sole discretion. If Landlord accepts Tenant's offer, such space will be added to the Premises and will be subject to all the terms and conditions of the Lease. Base Rent and Tenant's Share of Excess Operating Expenses will be recalculated to include the additional rentable space. The parties will execute an amendment to this Lease, stating the addition of the expansion space to the Premises.

2.  IMPROVEMENTS

     2.01  Construction of Tenant Improvements. Landlord and Tenant shall
           -----------------------------------
cooperate in the construction of the tenant improvements ("Improvements") as provided in Exhibit C, attached hereto. Landlord shall contract for the design
            ---------
and construction of the Improvements and be responsible for all payments pursuant to such contract(s), but not in excess of Ten Dollars ($10) per usable square foot. Tenant may review the plans and designs and request changes, provided that any additional design costs shall be applied to Landlord's $10 per square foot allowance. Landlord will not approve any change order that increases the cost of construction unless Tenant agrees in writing to such change order. The Premises shall be Ready for Occupancy, as defined in Article 2.03, below, by not later than the Scheduled Commencement Date; provided, however, that the Scheduled Commencement Date shall be extended for a period equal to the period of any delay encountered by Landlord affecting the work of construction because of fire, earthquake, inclement weather, acts of God, acts of a public enemy, riot, insurrection, governmental regulation of the sales of materials or supplies or the transportation thereof, strikes or boycotts, shortages of material or labor, Tenant's early entry under the provisions of Article 2.04, or any causes beyond the control of Landlord.

     2.02  Failure to Complete Construction.  If the Premises are not Ready for
           --------------------------------
Occupancy within six (6) months following the Scheduled Commencement Date, as extended pursuant to Article 2.01 hereinabove, the sole remedy of Landlord or Tenant shall be to terminate this Lease by delivering to the other party written notice within ten (10) days after the day six (6) months following the Scheduled Commencement Date, as extended. Upon termination of this Lease pursuant to this
Article 2.02, Landlord and Tenant shall have no further liability for any damage, costs or claims which arise in connection with the Premises and this Lease.

     2.03  Completion and Delivery.  The Premises shall be ready for occupancy
           -----------------------
("Ready for Occupancy") when construction is substantially completed, as reasonably determined by Landlord. Landlord shall prepare, certify by Landlord's signature and deliver to Tenant a written statement certifying (i) that the Premises are substantially completed; and (ii) the date of such completion. Landlord shall diligently complete any items of work not completed when the Premises are Ready for Occupancy and complete any item of such work within thirty (30) days of written notice that the item has not been completed.

     2.04  Early Entry.  With the prior written consent of Landlord, Tenant may,
           -----------
prior to the Commencement Date as defined in Article 3, at Tenant's sole risk, enter the Premises and install trade fixtures and equipment in the Premises; provided, however, that (i) Tenant's early entry shall not interfere with construction of the Premises or cause labor difficulties; (ii) Tenant's early entry shall be subject to the indemnification obligation set forth in Article 5.08; (iii) Tenant shall pay for and provide evidence of insurance satisfactory to Landlord; and (iv) Tenant shall pay utility charges reasonably allocated by Landlord to Tenant. Tenant shall not use the Premises for storage of inventory or otherwise do business on the Premises prior to the Commencement Date without the express prior written consent of Landlord.

     2.05  Additional Useable Area. Tenant has requested reconfiguration of
           -----------------------
certain interior walls, to increase the useable office space. Such reconfiguration will be part of the Improvements and subject to all the terms and conditions that apply to the Improvements, including Landlord's allowance.

3.   TERM

     3.01  Commencement of Term. The Term shall commence ("Commencement Date")
           --------------------
upon the later of the following dates:

           (a)  The date on which the Premises are Ready for Occupancy; or

           (b)  The Scheduled Commencement Date.

     3.02  Option to Extend. Tenant shall have one (1) option to extend the
           ----------------
lease for three (3) years (the "Extension Term"). Tenant shall give written notice to Landlord of its intention to extend the Lease not less than one hundred twenty (120) days prior to the expiration of the term. Upon exercise of such option by Tenant, the Term shall be extended for the Extension Term upon the same terms, covenants and conditions of this Lease except that Base Rent shall be adjusted as hereinafter provided.

     3.03  Fair Market Value.  The Base Rent during the Extension Term shall be
           -----------------
ninety-five percent (95%) of the Fair Market Rental Value for the Premises, to be determined as provided herein.

           (a)  Determination. Except as provided in 3.03(b), the term Fair
                -------------
Market Rental Value shall mean the going market rental as of the date of the commencement of the Extension Term for equivalent space in the Building, for the permitted uses, excluding any alterations or personal property of Tenant installed in the Premises at Tenant's expense, and for a tenant proposing to sign a lease equal to the Extension Term, taking into account any concession including, without limitation, free rent and tenant improvement allowance, that Landlord may at that time typically grant prospective tenants. It is understood that in determining Fair Market Rental Value the parties shall negotiate in good faith in order to reach agreement. In the event the parties are unable to reach agreement within thirty (30) days of Tenant's notice of intention to extend the Lease, the matter shall be determined by the appraisal procedure as hereinafter provided.

           (b)  Appraisal. Within fifteen (15) days of failure to reach an
                ---------
agreement, each party, at its own cost and by giving notice to the other party, shall appoint a real estate appraiser, with membership in the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers and at least five (5) years' full-time commercial appraisal experience in the area where the Building is located, to appraise and determine the Fair Market Rental Value. For the purposes of this Section 3.03(b), the term Fair Market Rental Value shall mean the going market rental as of the date of the commencement of the Extension Term for equivalent space in comparable office buildings in San Jose, California. If in the time provided, only one (1) party shall give notice appointment of an appraiser, the single appraiser appointed shall determine the Fair Market Rental Value. If two (2) appraisers are appointed by the parties, the two (2) appraisers shall independently, and without consultation, prepare an appraisal of the Fair Market Rental Value within fifteen (15) days of the appointment. Each appraiser shall seal its appraisal after completion. After both appraisals are completed, the resulting appraisals of the Fair Market Rent Value shall be opened and compared. If the appraisals differ by no more than ten percent (10%) of the value of the higher appraisal, then the Fair Market Rental Value rent shall be the average of the two (2) appraisals. If the appraisals differ by more than ten percent (10%) of the value of the high appraisal, then within ten (10) days from the date the appraisals are compared, the two (2) appraisers selected by the parties shall appoint a third appraiser who meets the minimum qualifications described in this Section. If the two (2) appraisers fail to select a third qualified appraiser, a third appraiser shall b selected by the American Arbitration Association at the request of either party or, if there is then no American Arbitration Association or if it refuses to perform this function, then at the request of either Landlord or Tenant, the appraiser shall be appointed by the then Presiding Judge of the Superior Court of the State of California of the County in which the Building is located. The two (2) appraisers shall each then submit his independent appraisal in simple letter form to the third appraiser stating his determination of the Fair Market Rental Value. The sole responsibility of the third appraiser shall be to determine which of the determinations made by the first two (2) appraisers is most accurate. The third appraiser shall have no right to propose a middle ground or any modification of either of the determinations made by the first two (2) appraisers. The third appraiser's choice shall be submitted to Landlord and Tenant within fifteen (15) days after the third appraiser has received the written determination from each of the first two (2) appraisers. The Fair Market Rental Value shall be determined by the selection made by the third appraiser from the determination submitted by the first two (2) appraisers.

           (c)  Costs. Each party shall pay the fees and expenses of its own
                -----
appraiser and fifty percent (50%) of the fees and expenses of the third appraiser.

4.  RENT

     4.01  Base Rent.  The annual Base Rent shall be payable in equal monthly
           ---------
installments. Beginning with the fifth month of the Term, Tenant shall pay the Base Rent to Landlord in advance upon the first day of each calendar month of the Term, at Landlord's address for rental payments or at such other place designated by Landlord in a notice to Tenant, without any prior demand therefor and without any deduction, abatement or setoff whatsoever. If the Term shall commence or end on a day other than the first day of a calendar month, then Tenant shall pay, for the fifth month of the Term and on the first day of the last calendar month, a pro rata portion of the Base Rent, prorated on a per diem basis, with respect to the portion of the fractional calendar month included in the Term. On or before the Commencement Date, Tenant shall pay the full month's Base Rent owing hereunder for the fourth month of the Term, along with Tenant's Security Deposit.

     4.02  Additional Rent. All charges required to be paid by Tenant hereunder,
           ---------------
including without limitation, payments for Impositions, Operating Expenses, and any other amounts payable hereunder, shall be considered additional rent for the purposes of this Lease ("Additional Rent"), and Tenant shall pay Additional Rent upon written demand by Landlord or otherwise as provided in this Lease. "Rent" shall mean Base Rent and Additional Rent.

     4.03  Late Payment. If any installment of Rent is not paid within three (3)
           ------------
days of written notice of nonpayment, Tenant shall pay to Landlord, in addition to the installment of Rent then owing, a late charge equal to five percent (5%) of the amount of the delinquent payment of Rent. Landlord and Tenant recognize that the amount of damage Landlord shall suffer as a result of Tenant's failure to timely pay any Rent is difficult to ascertain and the late charge provided in this subsection is the best estimate of Landlord's damage resulting from any late payment by Tenant. This provision shall not relieve Tenant of Tenant's obligation to pay Rent at the time and in the manner herein provided.

     4.04  Security Deposit. Upon executing this Lease, Tenant shall deposit the
           ----------------
Security Deposit as a security deposit with Landlord. The Security Deposit shall secure Tenant's obligations under this Lease to pay rent and other monetary amounts, to maintain the Premises and repair damages thereto, to surrender the Premises to Landlord in clean condition and repair upon termination of this Lease as required pursuant to Article 17.12 below and to discharge Tenant's other obligations hereunder. Landlord may use and commingle the Security Deposit with other funds of Landlord. If Tenant fails to perform Tenant's obligations hereunder, Landlord may, but without any obligation to do so, apply all or any portion of the Security Deposit towards fulfillment of Tenant's unperformed obligations. If Landlord does so apply any portion of the Security Deposit, Tenant, upon demand by Landlord, shall immediately pay Landlord a sufficient amount in cash to restore the Security deposit to the full original amount. Tenant's failure to forthwith remit to Landlord sufficient amount in cash to restore the Security Deposit to the original sum deposited within five (5) days after receipt of such demand shall constitute an Event of Default. The Security Deposit shall be held by Landlord without liability r interest on the same. Upon termination of this Lease, if Tenant has then performed all of Tenant's obligations hereunder, Landlord shall return the Security Deposit to Tenant. If Landlord sells or otherwise transfers Landlord's rights or interest under this Lease, Landlord may deliver the Security Deposit to the transferee, whereupon Landlord shall be released from any further liability to Tenant with respect to the Security Deposit, provided that such transferee assumes all the outstanding obligations of Landlord under this Lease.

     4.05  Accord and Satisfaction. No payment by Tenant or receipt by Landlord
           -----------------------
of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

5.   INSURANCE

     5.01  All Risk Coverage.
           -----------------

           (a)  Landlord's Insurance. Landlord shall procure and maintain during
                --------------------
the Term "all risk" property, fire, extended coverage, and special extended coverage insurance with respect to the Building, with such coverage as Landlord may elect including, without limitation, earthquake and flood coverage, hazardous materials endorsement, inflation endorsement, sprinkler leakage endorsement, and boiler and machinery coverage, in such amounts as Landlord may elect. Landlord shall have no obligation to insure Tenant's personal property. If the annual premiums charged Landlord for such insurance exceed the standard premium rates because the nature of Tenant's operations results in increased exposure, then Tenant shall, upon receipt of an invoice, reimburse Landlord for such increased amount as Additional Rent.

           (b)  Tenant's Insurance. Tenant shall procure and maintain during the
                ------------------
Term, at Tenant's sole cost and expense, insurance ("Personal Property Insurance") covering leasehold improvements paid for by Tenant and Tenant's personal property from time to time in, on, or at the Premises, in an amount not less than one hundred percent (100%) of the full replacement cost, without deduction for depreciation, providing protection against events protected under "Fire and Extended Coverage," as well as against sprinkler damage, vandalism, and malicious mischief. Any proceeds from the Personal Property Insurance shall be used for the repair or replacement of the property damaged or destroyed, unless this Lease is terminated under an applicable provision herein. If the Premises are not repaired or restored following damage or destruction in accordance with other provisions herein, Landlord shall receive any proceeds from the Personal Property Insurance allocable to Tenant's leasehold improvements constructed by Landlord.

     5.02  Comprehensive General Liability Insurance.  Tenant shall procure and
           -----------------------------------------
maintain during the Term, at Tenant's sole cost and expense, a policy or policies of comprehensive general liability insurance on an "occurrence" basis against claims for personal injury liability, including, without limitation, bodily injury, death, or property damage liability with limits of not less than One Million Dollars ($1,000,000.00) per occurrence and Two Million Dollars ($2,000,000) aggregate. All of such insurance shall be primary and noncontributing with any insurance which may be carried by Landlord and shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recover under the policy for any loss, injury, or damage to Landlord, its agents and employees, or the property of such person by reason of the negligence of Tenant. All such insurance shall specifically insure Tenant's performance of the indemnity agreement contained in Article 5.08 of this Lease. The adequacy of the coverage afforded by the liability and property damage insurance shall be subject to review by Landlord from time to time, and, if it appears in such a review that a prudent business person in the area operating a similar business to that operated by Tenant on the Premises would increase the limits of its liability insurance, Tenant shall effect such increases within thirty (30) days of receipt of notice from Landlord.

     5.03  Rental Abatement Insurance. At Landlord's election, Landlord shall
           --------------------------
keep and maintain in full force and effect during the Term, rental income insurance against abatement or loss of Rent in case of fire or other casualty, in an amount at least equal to the amount of the Rent payable by Tenant during one year next ensuing, as reasonably determined by Landlord.

     5.04  Insurance Certificates. Tenant shall furnish to Landlord, prior to
           ----------------------
the date of commencement of this Lease and thereafter within thirty (30) days prior to the expiration of each such policy, a certificate of insurance issued by the insurance carrier of each policy of insurance carried by Tenant pursuant hereto. Said certificates shall expressly provide that such policies shall not be cancelable or subject to reduction of coverage or otherwise be subject to modification except after thirty (30) days' prior written notice to the parties named as addition insureds in this Article 5.04. Landlord, its successors and assigns, and any nominee of Landlord holding any interest in the Premises, including, without limitation, any ground lessor and the holder of any fee or leasehold mortgage, shall be named as additional insureds under each such policy of insurance maintained by Tenant pursuant to this Lease. Nothing in this
Article 5 shall prevent Tenant from carrying any of the insurance required of Tenant hereunder in the form of a blanket insurance policy or policies which cover other properties owned or operated by Tenant in addition to the Premises, provided that Tenant obtains Landlord's prior written consent to such blanket insurance policy policies.

     5.05  Tenant's Failure. If Tenant fails to maintain any insurance required
           ----------------
in this Lease, Tenant shall be liable for any loss or cost resulting from said failure. This Article 5.05 shall not be deemed to be a waiver of any Landlord's rights and remedies under any other section of this Lease.

     5.06  Waiver of Subrogation. Any policy or policies of fire, extended
           ---------------------
coverage or similar casualty insurance, which either party obtains in connection with the Premises, or Tenant's personal property therein, shall, to the extent the same can be obtained without undue expense, include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured prior to the occurrence of injury or loss. Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extent of the injury or loss covered thereby.

     5.07  Tenant's Property and Fixtures. Tenant shall assume the risk of
           ------------------------------
damage to any furniture, equipment, machinery, goods, supplies or fixtures which are or remain the property of Tenant or as to which Tenant retains the right of removal from the Premises.

     5.08  Indemnification. Tenant shall indemnify and hold Landlord, the
           ---------------
Premises, Building, Property and Parking Lot, harmless from and against (i) any and all liability, penalties, losses, damages, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of any injury to any person or persons or any damage to any property as a result of any accident or other occurrence during the Term occasioned in any way as a result of the use, maintenance, occupation or operation of the Premises during the Term by Tenant or Tenant's officers, employees, agents, servants, subtenants, concessionaires, licensees, contractors or invitees, and (ii) from and against all legal costs and charges, including attorneys' fees, incurred in any such matter and the defense of any action arising out of the same or in discharging the Building, Property, Premises and Parking Lot or any part thereof from any and all liens, charges or judgments which may accrue or be placed thereon by reason of any act or omission of the Tenant;

provided, however, that Tenant shall not be required to indemnify Landlord for any damage or injury of any kind arising as the result of the willful misconduct or negligence of Landlord or its agents or employees. Landlord shall indemnify and hold Tenant harmless from any damage or injury of any kind arising as the result of the willful misconduct or negligence of Landlord or its agents or employees. Each party's obligation to indemnify and hold the other party harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the party being indemnified. The obligations pursuant to the foregoing indemnities shall survive the termination of this Lease.

6.  OPERATING EXPENSES

    6.01  Operating Expenses.  Tenant shall pay to Landlord, as Additional Rent,
          ------------------
Tenant's Share of Excess Operating Expenses. "Excess Operating Expenses" shall mean the amount by which the "Operating Expenses" (as defined below) paid or incurred in any calendar year of the Term exceed the Operating Expenses for the Base Year set forth in the Basic Lease Information.

          (a)  Definition. "Operating Expenses" shall include all expenses and
               ----------
costs of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, Property, Parking Lot and surrounding property and supporting facilities, including, without limitation: (i) all Impositions; (ii) license, permit and inspection fees; (iii) premiums for insurance maintained by Landlord pursuant to Articles 5.01 and 5.03; (v) wages, salaries and related expenses and benefits of all on-site and off-site employees engaged in operation, maintenance and security; (vi) all supplies, materials and equipment rental used in operation of the Building; (vii) all maintenance and repair, janitorial, security and service costs; viii) property management services; (ix) legal and accounting expenses, including the cost of audits by certified public accountants; (x) repairs, replacements and general maintenance (excluding those paid for by proceeds of insurance or other parties and alterations attributable solely to tenants of the Building other than Tenant); (xi) all maintenance and repair costs, including sidewalks, landscaping, service areas, mechanical rooms, Parking Lot and other parking areas, Building exterior, driveways; (xii) amortization of capital improvements to the extent such capital improvements reduce other Operating Expenses or to the extent that they are required by governmental authorities; xiii) all other operating, management and other expenses incurred by Landlord in connection with operation of the Building;
(xiv) all charges for heat, water, gas, electricity and other utilities used or consumed in the Building and surrounding Property, entranceways, sidewalks, etc.; and (xv) transportation services costs, including, without limitation, the cost of implementing the requirements of any present or future transportation systems.

          Operating Expenses will not include:

               (i) any cost to the extent reimbursed to Landlord from any source (including insurance or condemnation proceeds); (ii) except as described in 6.01(a)(x) or (xii) of the Lease, costs incurred by Landlord for alterations or acquisitions which are considered capital improvements under generally accepted accounting principles, consistently applied; or (iii) costs incurred for services or items supplied to one specific tenant other than Tenant. Tenant agrees that security services supplied to the Building are for the benefit of all tenants.

     (b)  Proration. Any Operating Expenses attributable to a period which falls
          ---------
only partially within the Term shall be prorated between Landlord and Tenant so that Tenant shall pay only that proportion thereof which the part of such period within the Term bears to the entire period.

     (c)  Survival. Any such sum payable by Tenant which would not otherwise be
          --------
due until after the date of the termination of this Lease, shall, if the exact amount is uncertain at the time that this Lease terminates, be paid by Tenant to Landlord upon such termination in an amount to be determined by Landlord with an adjustment to be made once the exact amount is known.

     (d)  Estimated Payments.  Prior to the commencement of each of Landlord's
          ------------------
accounting years of the Term, Landlord shall estimate the Additional Rent payable by Tenant pursuant to this provision and Tenant shall pay to Landlord on the first of each month in advance, one-twelfth (1/12) of Landlord's estimated amount. At the end of each year there shall be an adjustment made to account for any difference between the actual and the estimated Operating Expenses for the previous year. If, within thirty (30) days of receipt of Landlord's adjustment statement, Tenant requests a review of the records, Landlord shall allow Tenant to review Landlord's records with respect to the Operating Expenses at any reasonable time. If Tenant has overpaid the amount of Additional Rent owing pursuant to this provision, Landlord shall credit Tenant the amount of such overpayment in determining Tenant's estimated payments for the following lease year; provided, that in the case of an overpayment for the final lease year of the Term, Landlord shall refund such overpayment to Tenant within thirty (30) days after the end of Landlord's accounting year. If Tenant has underpaid the amount of Additional Rent owing pursuant to this provision, Tenant shall pay the amount of such underpayment to Landlord, as Additional Rent, within five (5) days after Landlord's written demand.

     (e)  Adjustment. Notwithstanding any provision hereinabove to the contrary,
          ----------
in the event the Building is not fully occupied during any year of the Term, an adjustment shall be made in computing variable Operating Expenses for such year so that the same shall be computed for such year as though the Building had been fully occupied during such year, and in no event shall Landlord collect in excess of one hundred percent (100%) of actual Operating Expenses.

     (f)  Limit on Increase.  Notwithstanding any provision of this Lease to the
          -----------------
contrary, including Section 6.01(e), in no event will Landlord be entitled to charge Tenant any annual increase in Tenant's Share of Excess Operating Expenses that exceeds the prior year's charge to Tenant by the greater of (i) five per cent (5%) or (ii) the percentage increase for the prior year in the Consumer Price Index ("CPI") for all Urban Consumers, All Items, San Francisco -
Oakland - San Jose Metropolitan Area, as published by the Bureau of Labor Statistics of the U.S. Department of Labor, using the year 1984 as a base of 100. If the CPI fails to exist, then the CPI shall be replaced by such other index selected by Landlord as may be generally recognized as a successor index, or, if none, any other reasonable index which Landlord may select.

     6.02  Impositions. All transit charges, housing fund assessments, real
           -----------
estate taxes and all other taxes relating to the Property, Premises, Parking Lot and/or the Building, all other taxes which may be levied in lieu of real estate taxes, all assessments, assessment bonds, levies, fees and other governmental charges (including, but not limited to, charges for traffic facilities improvements, water service studies and improvements, and fire service studies and improvements) or amounts necessary to be expended because of governmental orders, whether general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind and nature for public improvements, services, benefits, or any other purpose which are assessed, levied, confirmed, proposed or, become a lien upon the Property, Premises, Parking Lot or Building or become payable during the Term shall collectively be referred to as "Impositions."

           (a)  Installment Election. In the case of any Impositions which may
                --------------------
be evidenced by improvement or other bonds or which may be paid in annual or other periodic installments, Landlord shall elect to cause such bonds to be issued or cause such assessment to be paid in installments over the maximum period permitted by law.

           (b)  Limitation. Nothing contained in this Lease shall require Tenant
                ----------
to pay any franchise, estate, inheritance or succession transfer tax of Landlord, or any income, profits or revenue tax or charge, upon the net income of Landlord from all sources; provided, however, that if at any time during the Term under the laws of the United States Government or the State of California, or any political subdivision thereof, a tax or excise on rent, or any other tax however described, is levied or assessed by any such political body against Landlord on account of Rent, or a portion thereof, Tenant shall pay one hundred percent (100%) of any said tax or excise as Additional Rent.

           (c)  Personal Property Taxes. Tenant shall pay or cause to be paid,
                -----------------------
prior to delinquency, any and all taxes and assessments levied upon all trade fixtures, inventories and other personal property placed in and upon the Premises by Tenant.

     6.03  Services and Utilities. So long as Tenant is not in default under
           ----------------------
this Lease, Landlord shall provide: (i) to the Premises during the Business Hours, as defined in the Rules and Regulations, electricity, gas, water, lighting, janitorial services, elevator service, heating, ventilating and air conditioning and other Building services required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises; and, (ii) to the common areas during the Business Hours, as defined in the Rules and Regulations, utilities and maintenance as required in Landlord's reasonable judgment for the comfortable use and occupancy of the Premises. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction or abatement of Rent on account of any failure on the part of Landlord to deliver the services and utilities provided in this Lease unless the same results from the willful misconduct of Landlord, nor shall Landlord be liable under any circumstances for a loss of or injury to property, however occurring, incidental to any failure to furnish any utilities or services. For the purposes of this Lease, "comfortable use and occupancy" shall mean an average work environment of approximately 70 degrees Fahrenheit in the Premises during Business Hours.

     6.04  Special Services.
           ----------------

           (a)  Additional Services. In the event Landlord provides utilities,
                -------------------
elevator, heating, air conditioning and/or cleaning services to Tenant beyond the standard services related to the operation and management of a first class office building or at times other than during the Business Hours, as defined in the Rules and Regulations, Tenant shall pay Landlord's reasonable charge for such special services as Additional Rent. Landlord's current charge for additional HVAC operations outside Business Hours is Five Dollars ($5.00) per hour per pump zone; Landlord agrees not to increase such additional HVAC charge in any year by an amount that exceeds the prior year's such charge by more than ten percent (10%). Any cleaning of lunchrooms, cafeterias, conference rooms, etc., shall be on a special services basis (except with respect to the removal of trash from trash receptacles and cleaning incidental to normal cleaning).

           (b)  Utility Consumption. If Tenant is likely to or does consume
                -------------------
quantities of electricity, water or gas in excess of the amounts customarily consumed by tenants in the Building, Landlord shall have the right, at Tenant's sole cost and expense, to install separate metering for such utilities or to separately charge Tenant for any such excess utility consumption by Tenant. Any such charges made by Landlord to Tenant shall be reasonably determined by Landlord and shall be promptly paid by Tenant to Landlord as Additional Rent. Landlord may, at Landlord's sole option, elect to rate the quantity of utilities consumed by Tenant at the Premises. Such consumption shall be determined by one of the following methods: (i) a rating by an appropriately licensed engineer with costs to be computed on an average daily basis; (ii) metering by a licensed utility company responsible for service to the Building; or (iii) a rating by an appropriately licensed engineer and monitored by Landlord's central Building computer. In each such case, the costs for administering such methods shall be borne by Tenant.

7.   REPAIRS AND MAINTENANCE

     7.01  Landlord Repairs and Maintenance. Subject to the provisions of
           --------------------------------
Paragraph 10, Landlord shall keep and maintain the roof, paving, structural elements, landscaping, irrigation, and exterior walls of the Building and Property in good order and repair. Landlord shall also keep and maintain the windows, window frames, doors, hardware, and interior walls and the electrical, plumbing, lighting, heating, and air conditioning systems. Such expenses shall be included in Operating Expenses. If, however, any repairs or maintenance are required because of an act or omission of Tenant, or its agents, employees or invitees, Tenant shall pay to Landlord upon demand one hundred percent (100%) of the costs of such repair or maintenance. Notwithstanding anything in this Lease to the contrary, Landlord shall have no obligation to alter, remodel, improve, decorate, or paint the Premises or any part thereof, except for the Improvements described in Exhibit C hereto.
             ---------

     7.02  Tenant Repairs and Maintenance. Except as expressly provided in
           ------------------------------
Section 7.01, Tenant shall, at its sole cost, keep and maintain the interior of the Premises, in good and sanitary order, condition and repair. Should Tenant fail to maintain the Premises as required of Tenant hereunder forthwith upon notice from Landlord, Landlord, in addition to all other remedies available hereunder or by law, and without waiving any alternative remedies, may make the same, and in that event, Tenant shall reimburse Landlord for the cost of such maintenance or repairs as Additional Rent, at Landlord's election on demand or on the next date upon which Basic Rent becomes due. Tenant hereby expressly waives the provisions of Subsection 1 of Section 1932, and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord, as provided in Section 1942 of said Civil Code.

     7.03  Inspection of Premises.  Landlord, at reasonable times and with
           ----------------------
twenty-four (24) hours prior notice, may enter the Premises to complete construction undertaken by Landlord on the Property, Premises or Building, to inspect, clean or repair the same, to inspect the performance by Tenant of the terms and conditions hereof and to affix reasonable signs and displays, show the Premises to prospective purchasers, tenants and lenders and for all other purposes as Landlord shall reasonably deem necessary. In the event of an emergency, Landlord may enter the Premises as described in this Section without prior notice.

     7.04  Liens. Tenant shall promptly pay and discharge all claims for work or
           -----
labor done, supplies furnished or services rendered by Tenant and shall keep the Property, Premises and Building free and clear of all mechanic's and materialmen's liens in connection therewith. Landlord shall have the right to post or keep posted on the Premises, or in the immediate vicinity thereof, any notices of non-responsibility for any construction, alteration or repair of the Premises by Tenant. If any such lien is filed, Landlord may, but not be required to, take such action or pay such amount as may be necessary to remove such lien; and, Tenant shall pay to Landlord as Additional Rent any such amounts expended by Landlord within five (5) days after notice is received from Landlord of the amount expended by Landlord.

8.   FIXTURES, PERSONAL PROPERTY AND ALTERATIONS

     8.01  Fixtures and Personal Property. Tenant, at Tenant's expense, may
           ------------------------------
install any necessary trade fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without damage to the structure of the Building. Landlord reserves the right to approve or disapprove of curtains, draperies, shades, paint or other interior improvements visible from outside the Premises on wholly aesthetic grounds. Such improvements must be submitted for Landlord's written approval prior to installation, or Landlord may remove or replace such items at Tenant's sole expense. Said trade fixtures, equipment and furniture shall remain Tenant's property and shall be removed by Tenant upon expiration of the Term, or earlier termination of this Lease. Tenant shall repair, at Tenant's sole expense, all damage caused by the installation or removal of trade fixtures, equipment, furniture or temporary improvements. If Tenant fails to remove the foregoing items on termination of this Lease, Landlord may keep and use them or remove any or all of them and cause them to be stored or sold in accordance with applicable law.

     8.02  Alterations. Except for alterations, additions or improvements that
           -----------
cost less than One Thousand Dollars ($1,000), Tenant shall not make or allow to be made any alterations, additions or improvements to the Premises, either at the inception of this Lease or subsequently during the Term, without obtaining the prior written consent of Landlord. Tenant shall deliver to Landlord full and complete plans and specifications of all such alterations, additions or improvements, and no such work shall be commenced by Tenant until Landlord has given its written approval thereof. Landlord does not expressly or implicitly covenant or warrant that any plans or specifications submitted by Tenant are safe or that the same comply with any applicable laws, ordinances, etc. Further, Tenant shall indemnify and hold Landlord harmless from any loss, cost or expense, including attorneys' fees and costs, incurred by Landlord as a result of any defects in design, materials or workmanship resulting from Tenant's alterations, additions or improvements to the Premises. All alterations, additions and improvements shall remain the property of Tenant until termination of this Lease, at which time they shall be and become the property of Landlord. All repairs, alterations, additions, and restoration by Tenant hereinafter required or permitted shall be done in a good and workmanlike manner and in compliance with all applicable laws and lawful ordinances, bylaws, regulations and orders of any federal, state, county, municipal or other public authority and of the insurers of the Building. Tenant shall not permit liens of any kind to be imposed upon the Property, Premises or Building and Tenant shall discharge of record any such liens within five (5) days after written notice thereof. Tenant shall reimburse Landlord for Landlord's reasonable charges for reviewing and approving or disapproving plans and specifications for any alterations proposed by Tenant. Tenant shall require that any contractors used by Tenant carry a comprehensive liability insurance policy covering bodily injury in the amounts of Three Million Dollars ($3,000,000) per person and Three Million Dollars ($3,000,000) per occurrence and covering property damage in the amount of One Million Dollars ($1,000,000). Landlord may require proof of such insurance prior to commencement of any work on the Premises.

9.   USE AND COMPLIANCE WITH LAWS

     9.01  Use. Tenant shall use the Premises only for the Permitted Uses
           ---
specified on the Basic Lease information, consistent with any covenants, conditions, and restrictions affecting the Property, and all applicable Rules and Regulations, and for no other use. Tenant shall not commit waste, interfere with any other tenants in the Building, subject the Premises to any use which would damage the Premises or raise or violate any insurance coverage maintained at the Building or take any action that would impair parking or alter parking spaces.

     9.02  Compliance with Laws.
           --------------------

           (a)  Tenant's Compliance. Tenant shall comply with all of the
                -------------------
requirements of municipal, county, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to the Premises,

Building, Property and Parking Lot, provided that this Section 9.0 2 does not create any obligation or liability of Tenant for compliance with the Americans with Disabilities Act (the "ADA") for any area outside the Premises. Tenant is responsible for compliance with the ADA as it applies to Tenant as an employer and as it applies to Tenant's alterations, fixtures, equipment and other property.

           (b)  Landlord's Compliance. Landlord represents, to the best of its
                ---------------------
knowledge, that as of the Commencement Date the Building and Premises do not violate any ordinance, rule, code or regulation of any governmental agency, including the ADA, and Landlord does not know of any currently effective notice from any governmental agency regarding any such possible violation.

     9.03  Signs. Landlord shall provide Building standard signs in the Building
           -----
lobby and at the entrance to the Premises. Tenant shall not install any sign on or in the Building or Premises without the prior written consent of Landlord. Any sign placed or erected for the benefit of Tenant in the Building or Premises shall contain only Tenant's name, or the name of any affiliate of Tenant actually occupying the Premises, and no advertising matter. Landlord shall have the right, in Landlord's sole discretion, to object to any sign proposed by Tenant. Tenant shall remove any sign installed by Tenant upon termination of this Lease and shall return the site of such sign to its condition prior to the placement of the sign.

     9.04  Parking Access. In addition to the general obligation of Tenant to
           --------------
comply with laws and without limitation thereof, Landlord shall not be liable to Tenant nor shall this Lease be affected if any parking privileges appurtenant to the Premises are impaired by reason of any moratorium, initiative, referendum, statute, regulation, denial of permit or other governmental decree or action which could in any manner prevent or limit the parking rights of Tenant hereunder. Any governmental charges or surcharges or other monetary obligations imposed relative to parking rights with respect to the Premises, Building, Property and Parking Lot shall be considered as Impositions and shall be payable by Tenant under the provisions of Article 6 hereinabove.

     9.05  Floor Load. Tenant shall not place a load upon any floor of the
           ----------
Premises which exceeds the load per square foot which such floor is designed to carry and which is then allowed by law. The load factor will be available to Tenant from Landlord's architect at the completion of the Improvements.

     9.06  Deliveries. All deliveries to and from the Premises shall be made
           ----------
using the elevator designated by Landlord during the time periods specified by Landlord and so as to cause the minimum amount of interference with the business of other tenants of the Building.

     9.07  Hazardous Materials.  As used in this Lease, the term "Hazardous
           -------------------
Material"' means any flammable items, explosives, guns, ammunition, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations, including without limitation, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, traded or disposed of in or about the Building by Tenant, its agents, employees, contractors, sublessees or invitees in violation of applicable law.

10.  DAMAGE AND DESTRUCTION

     10.01  Reconstruction.  If the Premises are damaged or destroyed during the
            --------------
Term, except as otherwise provided in this Lease, Landlord shall diligently repair or rebuild them to substantially the condition in which they existed immediately prior to such damage or destruction.

     10.02  Rent Abatement.  Rent due and payable hereunder shall be abated
            --------------
proportionately, but only to the extent of any proceeds received by Landlord from rental abatement insurance described in Article 5.03 hereinabove, during any period in which, by reason of any such damage or destruction, Tenant reasonably determines that there is substantial interference with the operation of Tenant's business in the Premises, having regard to the extent to which Tenant may be required to discontinue its business in the Premises. Such abatement shall continue for the period commencing with such damage or destruction and ending with a substantial completion by Landlord of the work of repair or reconstruction which Landlord is obligated or undertakes to do. If it be determined that continuation of business is not practical pending reconstruction, Base Rent due and payable hereunder shall abate to the extent of proceeds from rental abatement insurance until reconstruction is substantially completed o r until business is totally or partially resumed, whichever is the earlier.

     10.03  Excessive Damage or Destruction. If the Building is damaged or
            -------------------------------
destroyed to the extent that Landlord determines that it cannot, with reasonable diligence, be fully repaired or restored by Landlord within one hundred eighty
(180) days after the date of the damage or destruction, Landlord may terminate this Lease. Notwithstanding the fact that the Premises have been damaged or destroyed, Landlord shall determine whether the Building can be fully repaired or restored within the one hundred eighty (180) day period, and Landlord's determination shall be binding upon Tenant. If the Premises have been destroyed or damaged to the extent that Landlord determines that the Premises cannot, with reasonable diligence, be fully repaired or restored within one hundred eighty
(180) days after the date of the damage or destruction, either Landlord or Tenant may terminate this Lease. Landlord shall notify Tenant of its determination, in writing, within forty-five (45) days after the date of the damage or destruction. If Landlord determines that the Building or the Premises can be fully repaired or restored within the one hundred eighty (180) day period, or if it is determined that such repair or restoration cannot be made within said period but Landlord does not elect to terminate within forty-five
(45) days from the date of

[MISSING PAGE 23..... SECTION 11.]

11.

     11.01

     11.02  ..... restoring the Premises to their original condition, Landlord shall not be required to spend an amount in excess of the product obtained by multiplying Tenant's Share of Operating Expenses by the total amount of any condemnation proceeds received by Landlord. If any parking areas are Condemned, Landlord has the option but not the obligation to supply Tenant with other parking areas. Landlord and Tenant hereby waive the provisions of California Code of Civil Procedure (S) 1265.130.

     11.03  Landlord's Award. If the Premises are wholly or partially Condemned,
            ----------------
then, subject to the provision of Article 11.04 below, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any right or claim to any part thereof from Landlord or the condemning authority.

     11.04  Tenant's Award. Tenant shall have the right to claim and recover
            --------------
from the condemning authority, but not from Landlord, only such compensation as may be separately awarded to or recoverable by Tenant in Tenant's own right on account of any and all costs or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location.

     11.05  Temporary Condemnation. If the whole or any part of the Premises
            ----------------------
shall be Condemned for any temporary public or quasi-public use or purpose, this Lease shall remain in effect and Tenant shall be entitled to. receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term. If a temporary condemnation remains in force at the expiration or earlier termination of this Lease, Tenant shall pay to Landlord a sum equal to the reasonable cost of performing any obligations required of Tenant by this Lease with respect to the surrender of the Premises, including, without limitation, repairs and maintenance, and upon such payment Tenant shall be excused from any such obligations. If a temporary condemnation is for an established period which extends beyond the Term, the Lease shall terminate as of the date of occupancy by the condemning authority, and the damages shall be as provided in Articles 11.03 and 11.04 hereinabove and Rent shall be adjusted to the date of occupancy.

     11.06  Notice and Execution.  Landlord shall, immediately upon service of
            --------------------
process in connection with any condemnation or potential condemnation, give Tenant notice in writing thereof. Tenant shall immediately execute and deliver to the Landlord all instruments that may be required to effectuate the provisions of this Article 11.

     11.07  Sale Under Threat of Condemnation. A sale by Landlord to any
            ---------------------------------
authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for purposes of this Article 11.

12.  DEFAULT

     12.01 Events of Default. The occurrence of any of the following events
           -----------------
shall constitute an "Event of Default" on the part of Tenant with or without notice from Landlord:

           (a)  Vacation or Abandonment. While any other Event of Default is
                -----------------------
outstanding, failing to use the Premises for the Tenant's general administrative office, or otherwise vacating or abandoning the Premises;

           (b)  Payment. Failure to pay any installment of Base Rent, Additional
                -------
Rent or other monies due and payable hereunder upon the date when said payment is due, the failure continuing for a period of three (3) days following notice;

           (c)  Performance. Default in the performance of any of Tenant's
                -----------
covenants, agreements or obligations hereunder (except default in the payment of Rent, Additional Rent or other monies), the default continuing for thirty (30) days after written notice thereof from Landlord;

           (d)  Assignment. A general assignment by Tenant for the benefit of
                ----------
creditors;

           (e)  Bankruptcy. The filing of a voluntary petition by Tenant, or the
                ----------
filing of an involuntary petition by any of Tenant's creditors seeking the liquidation or reorganization of Tenant under any "law relating to bankruptcy, insolvency or other relief of debtors;

           (f)  Receivership. The appointment of a receiver or other custodian
                ------------
to take possession of substantially all of Tenant's assets or of this leasehold;

           (g)  Insolvency, Dissolution, Etc. Tenant shall become insolvent or
                ----------------------------
unable to pay its debts, or shall fail generally to pay its debts as they become due; or any court shall enter a decree or order directing the winding up or liquidation of Tenant or of substantially all of its assets; or Tenant shall take any action toward the dissolution or winding up of its affairs or the cessation or suspension of its use of the Premises; or

           (h)  Attachment. Attachment, execution or other judicial seizure of
                ----------
substantially all of Tenant's assets or this leasehold.

     12.02  Landlord's Remedies.

            (a)  Abandonment. If Tenant vacates or abandons the Premises, this
                 -----------
Lease shall continue in effect unless or until terminated by Landlord as provided in Article 12.02(b) below, and Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.4 of the California Civil Code.

           (b)  Termination. Following the occurrence of any Event of Default,
                -----------
Landlord shall have the right, so long as the default continues, to terminate this Lease by written notice to Tenant setting forth: (i) the default; (ii) the requirements to cure it; and (iii) a demand for possession, which shall be effective three (3) days after it is given. Landlord shall not be deemed to have terminated this Lease other than by delivering written notice of termination to Tenant.

           (c)  Possession. Following termination under Article 12.02(b) above,
                ----------
without prejudice to any other remedies Landlord may have by reason of Tenant's default or of such termination, Landlord may then or at any time thereafter (i) peaceably re-enter the Premises, or any part thereof, upon voluntary surrender by Tenant, or, expel or remove Tenant and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess and enjoy the Premises, or relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term), at such rental or rentals and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property from the Premises.

           (d)  Recovery. Following termination under Article 12.02(b) above,
                --------
Landlord shall have all the rights and remedies of a landlord provided by
Section 1951.2 of the California Civil Code, which provides that Landlord may recover from Tenant the following: (i) the worth at the time of the award of the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of the award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under the Lease or which in the ordinary course of things would be likely to result therefrom. The "worth at the time of award" of the amounts referred to in (i) and (ii) of this subsection shall be computed by allowing interest at the interest rate set forth in Article
12.03. The "worth at the time of the award" of the amount referred to in (iii) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

           (e)  Other. If Tenant causes or threatens to cause a breach of any of
                -----
the covenants, terms or conditions contained in this Lease, Landlord shall be entitled to retain all sums held by Tenant, any trustee or in any account provided for herein, to enjoin such breach or threatened breach, and to invoke any remedy allowed at law, in equity, by statute or otherwise as though re-entry, summary proceedings and other remedies were not provided for in this Lease.

           (f)  Cumulative. Each right and remedy of Landlord provided for in
                ----------
this Lease shall be cumulative and shall be in addition to every other right or remedy provided for now or hereafter existing at law, in equity, by statute or otherwise. If Landlord undertakes to exercise any remedy provided for in this Lease, or now or hereafter existing at law, in equity, by statute, or otherwise, such action shall not preclude the Landlord from exercising any or all other rights or remedies provided for in this Lease or now or hereafter existing at law, in equity, by statute, or otherwise.

           (g)  No Waiver. No failure by Landlord to insist upon the strict
                ---------
performance of any term hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach shall constitute a waiver of any such breach or of any such term. Efforts by Landlord to mitigate the damages caused by Tenant's breach of this Lease shall not be construed to be a waiver of Landlord's right to recover damages under this Article 12.02.

           (h)  Landlord's Right to Perform. Upon Tenant's failure to perform
                ---------------------------
any obligation to Tenant hereunder, including, without limitation, payment of Tenant's insurance premiums and charges of contractors who have supplied materials or labor to the Premises, Landlord shall have the right to perform such obligations of Tenant on behalf of Tenant and/or to make payment on behalf of Tenant to such parties. Tenant shall reimburse Landlord the reasonable cost of Landlord's performing such obligations on Tenant's behalf, including, without limitation, reimbursement of any amounts that may be expended by Landlord and Landlord's reasonable attorneys' fees, plus interest from the date of any expenditure of sums at the rate set forth in Article 12.03.

           (i)  Additional Remedies. In addition to the foregoing remedies and
                -------------------
so long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises without terminating this Lease, to incur expenses on behalf of Tenant in seeking a subtenant or assignee, including, without limitation, brokers' commissions, expenses of remodeling the Premises, and other inducements Landlord determines are necessary, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's costs in so doing, including reasonable attorneys' fees, with interest at the rate provided in Article 12.03 from the date of such expenditure until the same is repaid.

           (j)  Additional Rent. For purposes of any unlawful detainer action by
                ---------------
Landlord against Tenant pursuant to California Code of Civil Procedure Sections 1161 through 1179, or any similar or successor statutes, Landlord shall be entitled to recover as rent not only such sums specified as Base Rent herein which may then be overdue, but also Additional Rent and all such additional sums of money as may then be overdue.

           (k)  Indemnification. Nothing in this Article 12 affects the right of
                ---------------
Landlord to indemnification by Tenant in accordance with Article 5.08 for liability arising from personal injuries, property damage, or any other cause prior to the termination of this Lease.

           (l)  After Default. Landlord shall be under no obligation to observe
                -------------
or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any Event of Default, and for so long as the Event of Default continues.

     12.03  Interest. Any payment of Rent or other amount from Tenant to
            --------
Landlord in this Lease which is not paid on the date due shall accrue interest from the thirtieth (30th) day after the date due until the date paid at a rate equal to three (3) points over the prime rate as announced by Wells Fargo Bank, N.A., at the time of the due date, but in no event less than ten percent (10%) per year; provided, however, that if a court of competent jurisdiction determines the above rate exceeds the highest lawful rate of interest, then at the maximum rate permitted by law. This provision shall not relieve Tenant of Tenant's obligation to pay any amount owing hereunder at the time and in the manner provided.

13.  ASSIGNMENT AND SUBLETTING

     13.01  Assignment and Subletting:  Prohibition.  Tenant, including any
            ---------------------------------------
subsequent assignee or subtenant, shall not assign, mortgage, pledge, or otherwise transfer this Lease, in whole or in part, nor sublet or permit occupancy by any party other than Tenant of all or any part of the Premises, without the prior written consent of Landlord in each instance. Landlord's consent under this Article 13 shall not be unreasonably withheld. No assignment or subletting by Tenant shall relieve Tenant of any obligation under this Lease, including Tenant's obligation to pay Rent and other monies due hereunder. Any purported assignment or subletting contrary to the provisions hereof without Landlord's prior written consent shall be void. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. As Additional Rent hereunder, Tenant shall reimburse Landlord for reasonable legal and other expenses incurred by Landlord or its attorneys or advisors in connection with the review and approval or disapproval of any request by Tenant for consent to assignment or subletting, up to a maximum amount of $1000 per assignment or subletting.

     13.02  Documentation. Prior to any assignment or sublease which Tenant
            -------------
desires to make, Tenant shall provide to Landlord the name and address of the proposed assignee or subtenant, the proposed use of the Premises by the proposed assignee or subtenant, true and complete copies of all documents relating to Tenant's prospective assignment or sublease, current financial statements of the proposed assignee or subtenant, including a balance sheet and a profit and loss statement for the then current fiscal year and the two (2) immediately prior fiscal years, if available, and such additional information and documentation as Landlord shall reasonably require, and shall specify all consideration to be received by Tenant for such assignment or sublease. Any request by Tenant to Landlord to assign or sublet the Lease or the Premises shall be accompanied by the proposed assignment or sublease agreement, which agreement shall include the following provisions:

           (a)  Attornment. If Tenant proposes to assign, the assignment
                ----------
agreement shall provide that the assignee shall expressly assume the obligations of

Tenant hereunder. If Tenant proposes to sublet, the sublease agreement shall provide that sublessee will attorn to the Landlord in the event of any breach of the Lease by Tenant;

           (b)  Assignment of Subrents. Tenant's agreement to assign all
                ----------------------
subrents to Landlord as security for Tenant's obligations under the Lease;

           (c)  Termination of Lease. A provision that the termination of this
                --------------------
Lease shall, at Landlord's sole election, constitute a termination of every assignment or sublease; and

           (d)  Subordination. A provision that the assignment or sublease is
                -------------
subordinate to the provisions of this Lease.

     13.03 Bonus Rental. If for any assignment or sublease, Tenant receives rent
           ------------
or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder, or in case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are appropriately taken into account, Tenant shall pay to Landlord, as Additional Rent hereunder, fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant within three
(3) days after receipt. For purposes of this Article 13.03, "consideration" shall include, without limitation, all monies or other economic consideration of any kind, if such sums are related to Tenant's interest in this Lease, the Premises or any improvements thereon, including but not limited to, bonus money, and payments (in excess of book value thereof) for Tenant's assets, accounts, good will, general intangibles, Tenant's personal property, and any capital stock or other equity ownership of Tenant.

     13.04 Scope. The prohibition against assigning or subletting contained in
           -----
this Article shall be construed to include a prohibition against any assignment or subletting that is effected by a merger or acquisition or by operation of law. If this Lease is assigned, or if the underlying beneficial interest of Tenant is transferred, or if the Premises or any part thereof is sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent reserved and apportion any excess rent so collected in accordance with the terms of the preceding paragraph, but no such collection shall be deemed a waiver of any covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance of Tenant's covenants hereunder. No assignment or subletting shall affect the continuing primary liability of Tenant (which shall be joint and several with the assignee), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

     13.05 Waiver. Notwithstanding any assignment or sublease, or any
           ------
indulgences, waivers or extensions of time granted by Landlord to any assignee or sublessee, or failure by Landlord to take action against any assignee or sublessee, Tenant waives notice of any default of any assignee or sublessee and agrees that Landlord may, at its option, proceed against Tenant without having taken action against or joined such assignee or sublessee, except that Tenant shall have the benefit of any indulgences, waivers and extensions of time granted to any such assignee or sublessee.

     13.06 Release.  Whenever Landlord conveys its interest in the Parking Lot,
           -------
Property and/or Building, Landlord shall be automatically released from the further performance of covenants on the part of Landlord herein contained, and from any and all further liability, obligations, costs and expenses, demands, causes of action, claims or judgments arising from or growing out of, or connected with this Lease after the effective date of said release. The effective date of said release shall be the date the assignee executes an assumption of the assignment of Landlord's obligations, duties, responsibilities and liabilities with respect to this Lease. If requested, Tenant shall execute a form of release and such other documentation as may be required to further effect the provisions of this Article 13.06.

     13.07 Limitation on Elective Provisions.  Any assignment or subletting by
           ---------------------------------
Tenant of the Premises, or any portion thereof, shall automatically operate to terminate any and every right, option, or election of Tenant, if any, including, but not limited to, the right to expand the Premises or to extend the Term of this Lease as to all or any part of the Premises.

14.  OFFSET STATEMENT, ATTORNMENT AND SUBORDINATION

     14.01 Offset Statement.  Within ten (10) days after request therefor by
           ----------------
Landlord, or if on any sale, assignment or hypothecation by Landlord of Landlord's interest in the Building, Property and/or Parking Lot, or any part thereof, an offset statement shall be required from Tenant, Tenant shall deliver, in recordable form, a certificate to any proposed mortgagee or purchaser, and to Landlord, certifying (if such be the case) that this Lease is in full force and effect, the date of Tenant's most recent payment of Rent, and that Tenant has no defenses or offsets outstanding, or stating those claimed by Tenant, and any other information reasonably requested. Tenant's failure to deliver said statement in time shall be conclusive upon Tenant that: (i) this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (iii) no more than one period's Base Rent has been paid in advance.

     14.02 Attornment. In the event any proceeding is brought for the
           ----------
foreclosure of, or in the event of exercise of the power of sale under any mortgage or deed of trust made by the Landlord, its successors or assigns, encumbering the Premises, or any part thereof, Tenant shall attorn to the purchaser upon such foreclosure or sale or upon any grant of a deed in lieu of foreclosure and recognize such purchaser as the Landlord under this Lease.

     14.03 Subordination. The rights of Tenant hereunder are and shall be, at
           -------------
the election of the mortgagee, subject and subordinate to the lien of such mortgage, or the lien resulting from any other method of financing, now or hereafter in force and recorded against the Building, Property and/or Parking Lot, and to all advances made or hereafter to be made upon the security thereof; provided, however, that notwithstanding such subordination, so long as Tenant is not in default under any of the terms, covenants and conditions of this Lease, neither this Lease nor any of the rights of Tenant hereunder, shall be terminated or subject to termination by any trustee's sale, any action to enforce the security, or by any proceeding or action in foreclosure. If requested, Tenant agrees to execute whatever documentation may be required to further effect the provisions of this Article within five (5) days of Landlord's request to do so.

15.  NOTICES

     15.01  Notices. All notices required to be given hereunder shall be in
            -------
writing (except for notice required pursuant to Article 12.01(b)) and mailed postage prepaid by certified or registered mail, return receipt requested, or by personal delivery, to the appropriate address indicated in the Basic Lease Information, or at such other place or places as either Landlord or Tenant may, from time to time, respectively, designate in a written notice given to the other. Notices shall be deemed served four (4) days after the date of mailing thereof, or upon personal delivery.

16.  SUCCESSORS BOUND

     16.01  Successors Bound. This Lease and each of its covenants and
            ----------------
conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and legal representatives and their respective assigns, subject to the provisions hereof. Whenever in this Lease a reference is made to the Landlord, such reference shall be deemed to refer to the person in whom the interest of the Landlord shall be vested, and Landlord shall have no obligation hereunder as to any claim arising after the transfer of its interest in the Premises. Any successor or assignee of the Tenant who accepts an assignment or the benefit of this Lease and enters into possession or enjoyment hereunder shall thereby assume and agree to perform and be bound by the covenants and conditions thereof. Nothing herein contained shall be deemed in any manner to give a right of assignment to Tenant without the written consent of Landlord.

17.  MISCELLANEOUS

     17.01  Waiver. No waiver of any default or breach of any covenant by either
            ------
party hereunder shall be implied from any omission by either party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the waiver, and then said waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term or condition contained herein by either party shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition.

     17.02  No Light, Air or View Easement. Any diminution or shutting off of
            ------------------------------
light, air or view by any structure which may be erected on lands adjacent to or in the vicinity of the Building shall in no way affect this Lease or impose any liability on Landlord.

     17.03  Corporate Authority. If Tenant executes this Lease as a corporation,
            -------------------
each of the persons executing this Lease on behalf of Tenant hereby covenants and warrants that: (i) Tenant is a duly authorized and existing corporation; (ii) Tenant is qualified to do business in the State of California; (iii) Tenant has full right and authority to enter into this Lease; and (iv) each of the persons executing on behalf of Tenant is authorized to do so.

     17.04  Limitation of Landlord's Liability. The obligations of Landlord
            ----------------------------------
under this Lease shall not constitute the obligation of any other entity nor the personal obligations of the individual directors or officers of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of Landlord for satisfaction of any liability in respect of this Lease and shall not seek recourse against any other entity or individual or any of their assets for such satisfaction.

     17.05  Time.  Time is of the essence of every provision hereof.
            ----

     17.06  Attorneys' Fees. In any action or proceeding which the Landlord or
            ---------------
the Tenant may be required to prosecute to enforce its respective rights hereunder, the unsuccessful party therein agrees to pay all costs incurred by the prevailing party therein, including reasonable attorneys' fees, to be fixed by the court, and said costs and attorneys' fees shall be made a part of the judgment in said action.

     17.07  Captions and Article Numbers. The captions, article numbers and
            ----------------------------
table of contents appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease.

     17.08  Severability.  If any term, covenant, condition or provision of this
            ------------
Lease shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Lease shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     17.09  Applicable Law.  This Lease, and the rights and obligations of the
            --------------
parties hereto, shall be construed and enforced in accordance with the laws of the State of California.

     17.10  Submission of Lease. The submission of this document for examination
            -------------------
and negotiation does not constitute an offer to lease or option for leasing the Premises. This document shall become effective and binding only upon execution and delivery hereof by Landlord. No act or omission of any employee or agent of Landlord or of Landlord's broker or managing agent shall alter, change, or modify any of the provisions hereof.

     17.11  Holding Over. Should Tenant, or any of its successors in interest,
            ------------
hold over the Premises, or any part thereof, after the expiration of the term of this Lease, unless otherwise agreed to in writing, such holding over shall constitute and be construed as tenancy from month-to-month only, at a monthly rent equal to one hundred twenty-five percent (125%) the Base Rent in effect during the final year of the Term of this

Lease as the same may be extended from time to time. The preceding sentence shall not be construed as Landlord's permission for Tenant to hold over.

     17.12  Surrender. Upon the expiration or earlier termination of this Lease,
            ---------
Tenant shall surrender the Premises to Landlord in good order, condition and repair, except for reasonable wear and tear or as otherwise provided in Articles 10 and 11. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Property, Premises or Building. All property that Tenant is required to surrender shall become Landlord's property upon the termination of this Lease. Landlord may cause any of said personal property that is not removed from the Premises within thirty (30) days after the date of any termination of this Lease to be removed from the Premises and stored at Tenant's expense, or, at Landlord's election said personal property thereafter shall belong to Landlord without the payment of any consideration, subject to the rights of any person holding a perfected security interest therein.

     17.13  Rules and Regulations. At all times during the Term, Tenant shall
            ---------------------
comply with rules and recitations ("Rules and Regulations") for the Building, Parking Lot and the Property, as set forth in Exhibit D (and such amendments as
                                              ---------
Landlord may reasonably adopt), attached hereto and by this reference made a part hereof. In the event of any inconsistency between the Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall control. Tenant hereby acknowledges that Tenant shall not use in excess of Tenant's pro rata share of the Building's total parking spaces.

     17.14  No Nuisance. Tenant shall conduct its business and control its
            -----------
agents, employees, invitees and visitors in such a manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building.

     17.15  Broker. Tenant warrants that it has had no dealings with any real
            ------
estate broker or agent other than Broker in connection with the negotiation of this Lease, and that it knows of no other real estate broker or agent who is entitled to any commission or finder's fee in connection with this Lease. Each party agrees to indemnify and hold the other party harmless from and against any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation, attorneys' fees and costs) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than Broker.

     17.16  Nonliability. Landlord shall not be in default hereunder or be
            ------------
liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the interruption of use of the Premises as a result of the installation of any equipment in connection with the Property, Premises or Building or (ii) any failure or delay in furnishing any services required to be provided by Landlord when such failure or delay is caused by accident or any condition beyond the reasonable control of Landlord or by the making of necessary repairs or improvements to the Property, Premises or to the Building, or the rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Property, Premises or the Building. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of such services.

     17.17  Recording. This Lease shall not be recorded, but Tenant shall, at
            ---------
the option of Landlord, execute and deliver to Landlord a short form hereof, in a recordable form approved by Landlord, and Landlord may, at Landlord's option, cause the short form to be recorded. If a short form of this Lease is recorded, Tenant shall, at Tenant's expense, upon the termination of this Lease, execute and deliver to Landlord a recordable instrument evidencing the termination in a form approved by Landlord.

     17.18  Joint and Several Liability.  If Tenant is more than (1) person or
            ---------------------------
entity, each such person or entity shall be jointly and severally liable for the obligations of Tenant hereunder.

     17.19  Entire Agreement. This Lease sets forth all covenants, agreements,
            ----------------
and conditions between Landlord and Tenant concerning the Premises, Building, Parking Lot and Property, and there are no covenants, agreements or conditions, either oral or written, between Landlord and Tenant other than as are herein set forth. Except as herein otherwise provided, no subsequent amendment or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by Landlord and Tenant.

     17.20  Satellite Dish. Tenant shall be permitted to install a satellite
            --------------
dish at the Building, on the conditions that Landlord shall have approved the type of dish and its exact location in the Building, that operation of the dish will not interfere with other communications facilities at the Building, and that the installation is in compliance with all city, state and federal requirements and regulations. Tenant shall be responsible for all costs and maintenance of such system.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above-written.

"Landlord"                                                  "Tenant"
CALIFORNIA STATE AUTOMOBILE ASSOCIATION                     MULTIGEN, INC.,
INTER-INSURANCE BUREAU, an inter-insurance exchange         a California corporation

By:                                                         By:
   -------------------------------------                       -------------------------------------
Its:                                                        Its:
    ------------------------------------                        ------------------------------------
By:                                                         By:
   -------------------------------------                       -------------------------------------
Its:                                                        Its:
    ------------------------------------                        ------------------------------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------

     That certain real property situated in the City of San Jose, County of Santa Clara, State of California, more particularly described as follows:

PARCEL ONE:
----------

All of Parcel 1 as shown on that certain Parcel Map filed for record in the office of the Recorder, County of Santa Clara, State of California, on May 21, 1986 in Book 559 of Maps at pages 49 and 50.

PARCEL TWO:
----------

A non-exclusive easement for Ingress and Egress, for the benefit of Parcel One above, over that portion of Parcel 2 as shown upon that certain Parcel Map filed for record in the office of the Recorder, County of Santa Clara, State of California, on May 21, 1986 in Book 559 of Maps, pages 49 and 50, designated on said Parcel Map as 26' and 30' Ingress and Egress Easement.

PARCEL THREE:
------------

Non-exclusive easements for Parking and Pedestrian and Vehicular Access, for the benefit of Parcel One, over a portion of Parcel 2 (as shown upon that certain Parcel Map filed for record in the office of the Recorder, County of Santa Clara, State of California on May 21, 1986 in Book 559 of Maps, pages 49 and
50), as set forth in that certain Amended and Restated Declaration of Covenants, Conditions and Restrictions recorded June 11, 1987 in Book K184, page 550 of Official Records.

                                  EXHIBIT "B"
                                  -----------

                                  EXHIBIT "C"
                                  -----------

                                   EXHIBIT D
                                   ---------

                             RULES AND REGULATIONS
                             ---------------------

      1. The sidewalks, entrances, lobby, elevators, stairways and public corridors shall be used only as a means of ingress and egress and shall remain unobstructed at all times. The entrance and exit doors of all suites are to be kept closed at all times except as required for orderly passage to and from a suite. Loitering in any part of the Building or obstruction of any means of ingress or egress shall not be permitted. Doors and windows shall not be covered or obstructed.

     2. Plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no rubbish, newspapers, trash or other substances of any kind shall be thrown into them. Walls, floors and ceilings shall not be defaced in any way and no one shall be permitted to mark, drive nails, screws or drill into, paint, or in any way mar any Building surface, except that pictures, certificates, licenses and similar items normally used in Tenant's business may be carefully attached to the walls by Tenant in a manner to be prescribed by Landlord. Upon removal of such items by Tenant any damage to the walls or other surfaces, except minor nail holes, shall be repaired by Tenant.

     3. No awning, shade, sign, advertisement or notice shall be inscribed, painted, displayed or affixed on, in or to any window, door or balcony or any other part of the outside or inside of the Building or the demised premises. No window displays or other public displays shall be permitted without the prior written consent of Landlord. All tenant identification on public corridor doors beyond building standard will be installed by Landlord for Tenant but the cost shall be paid by Tenant. No lettering or signs other than the name of Tenant will be permitted on public corridor doors with the size and type of letters to be prescribed by Landlord. The directory of the Building will be provided exclusively for the display and location of Tenant only and Landlord reserves the right to exclude all other names therefrom. All requests for listing on the Building directory shall be submitted to the office of Landlord in writing. Landlord reserves the right to approve all listing requests. Any change requested by Tenant of Landlord of the name or names posted on directory, after initial posting, will be charged to Tenant.

     4. The cost of any special electrical circuits for items such as copying machines, computers, microwaves, etc., shall be borne by Tenant unless the same are part of the building standard improvements. Prior to installation of equipment Tenant must receive written approval from Landlord.

     5. The weight, size and position of all safes and other unusually heavy objects used or placed in the Building shall be prescribed by Landlord and shall, in all cases, stand on metal plates of such size as shall be prescribed by Landlord. The repair of any damage done to the Building or property therein by putting in or taking out or maintaining such safes or other unusually heavy objects shall be paid for by Tenant.

     6. All freight, furniture, fixtures and other personal property shall be moved into, within and out of the Building at times designated by and under the supervision of Landlord and in accordance with such regulations as may be posted in the office of the Building manager. In no event will Landlord be responsible for any loss or damage to such freight, furniture, fixtures or personal property from any cause.

     7. No improper noises, vibrations or odors will be permitted in the Building, nor shall any person be permitted to interfere in any way with tenants or those having business with them. No person will be permitted to bring or keep within the Building any animal, bird or bicycle or any toxic or flammable substances without Landlord's prior permission. No person shall throw trash, refuse, cigarettes or other substances of any kind any place within or out of the Building except in the refuse containers provided therefor. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the rules and regulations of the Building.

     8. All re-keying of office doors or changes to the card access system, after occupancy, will be at the expense of Tenant. Tenant shall not re-key any doors or change the card access system in any way without making prior arrangements with Landlord.

     9. Tenant will not install or use any window coverings except those provided by Landlord, nor shall Tenant use the balconies, if any, for storage, barbecues, drying of laundry or any other activity which would detract from the appearance of the Building or interfere in any way with the use of the Building by other tenants.

     10. If Tenant uses the Premises after regular business hours or on non-business days, Tenant shall lock any entrance doors to the Building used by Tenant or take such other steps as are necessary to secure the Building's doors immediately after entering or leaving the Building.

     11. If Tenant requires telegraphic, telephonic, burglar alarms or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

     12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning.

     13. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

     14. Tenant shall not obtain for use on the Premises ice, drinking water, food, beverage, towel or other similar services or accept barbering or bootblacking or other personal services upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

     15. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of Landlord, which consent shall not be unreasonably withheld. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building, are prohibited, and each tenant shall cooperate to prevent same.

     16. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with rubber tires and side guards, or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

     17. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by other tenants or visitors to the Building. Tenant shall not leave vehicles in the Parking Lot overnight nor park any vehicles in the Parking Lot other than automobiles, motorcycles, motor driven or pedal bicycles or four-wheeled trucks. Landlord may, in its sole discretion, designate separate areas for bicycles and motorcycles.

     18. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition to its occupancy of the Premises.

     19. The normal business hours of the Building shall be 8:00 a.m. to 6:00 p.m., Monday through Friday, holidays excepted. Not less than once annually, Landlord shall publish to all tenants a list of the holidays to be observed by the Building.

     20. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     21. Landlord reserves the right to make such other and further rules and regulations as in Landlord's judgment may be necessary for the safety, care and cleanliness of the Premises and for the preservation of good order therein. Tenant shall abide by all rules and regulations hereinabove stated and any additional rules and regulations adopted by Landlord.

                            FIRST AMENDMENT TO LEASE
                              ____________________

     This First Amendment ("Amendment") is made this 19th day of June, 1997, to the Lease dated March 31, 1995 ("Lease"), by and between CALIFORNIA STATE AUTOMOBILE ASSOCIATION INTER-INSURANCE BUREAU ("Landlord") and MULTIGEN, INC. ("Tenant").

                                    RECITALS

A. Pursuant to the Lease, Tenant leases the Fifth Floor of 550 S. Winchester, San Jose, California.

B. Tenant and Landlord now desire to expand the premises that will be subject to the Lease, to establish the rental for the additional premises, and to make certain amendments to the Lease.

     NOW, THEREFORE, the parties agree as set forth below.

1.   Capitalized Words. Capitalized words used in this Amendment are used as
     -----------------
     defined the Lease, unless otherwise defined herein.

2.   Additional Premises. Landlord leases to the Tenant, and Tenant leases from
     -------------------
     landlord, the additional space now designated as Suites 406, 410 and 605 of the Building, which together total 5,358 rentable square feet (the "Additional Premises"). The Additional Premises shall be deemed to be part of the Premises for all purposes and subject to all terms and conditions of the Lease, except where specific provisions are made for only the Additional Premises.

3.   Base Rent.  Monthly installments of Base Rent for the Additional Premises
     ---------
     shall be as follows:

     Months 1-12:                       $2.40 per rentable square foot
     Months 13-24:                      $2.50 per rentable square foot
     Months 25-expiration of Term:      $2.60 per rentable square foot

4.   Security Deposit. Upon execution of this Amendment, Tenant shall increase
     ----------------
     the Security Deposit by $13,930.80, bringing the total Security Deposit to $47,568.30.

5.   Commencement Date. The Commencement Date for the Additional Premises shall
     -----------------
     be the date on which Suite 605 is Ready for Occupancy, provided that Rent will not commence as to current Suite 406 and 410 until those suites have been combined and are Ready for Occupancy. The month during which the Commencement Date for the Additional Premises occurs shall be "Month 1" for purposes of determining when the Rent for the entire Additional Premises is to be increased pursuant to Paragraph of this Amendment.

6.   Term. The Term as to the Additional Premises will commence on the
     ----
     Commencement Date for the Additional Premises and terminate at the same time as does the Term for the Premises, including any extension period. The parties agree that the original Term expires September 4, 2000.

7.   Tenant Improvements. Tenant Improvements to Suite 605 will be constructed
     -------------------
     according to the space plan attached hereto as Exhibit A, with costs allocated as stated in Exhibit B hereto. Tenant Improvements to the current Suite 406 and 410 shall be made as agreed between Landlord and Tenant, with Landlord providing an improvement allowance equal to Seven Dollars ($7.00) per rentable square foot of Suites 406 and 410.

8.   Operating Expenses. The Tenant's Share of Excess Operating Expenses will be
     ------------------
     increased to 23.61% as of the Commencement Date for the Additional
     Premises.

9.   Brokers.  Landlord shall pay a one-half leasing commission to Colliers
     -------
     Parrish International, Inc., equal to three percent (3%) of the total Base Rent for the Additional Premises for the original Term. Tenant represents and warrants that it knows of no other broker or other person who may be entitled to a commission or fee based upon Tenant's expansion into the Additional Premises and agrees that Tenant's indemnity obligations pursuant to Section 17.15 apply to Tenant's representation and warranty hereunder.

10.  Lease Affirmed.  Except as specifically modified herein, the Lease is
     --------------
     affirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the parties execute this Amendment as of the date first written herein.

CALIFORNIA STATE AUTOMOBILE ASSOCIATION       MULTIGEN, INC.
INTER-INSURANCE BUREAU

By:                                           By:
    ------------------------------               ------------------------------
Title:                                        Title:
      ----------------------------                  ---------------------------